Income Taxes (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Net income before provision for income taxes		$ 30,918	$ 26,594
PRC statutory tax rate		25.00%	25.00%
Income tax at statutory tax rate		$ 7,730	$ 6,649
Expenses not deductible for tax purpose		297	350
Changes in valuation allowance		6
Effect of preferential tax rates granted to the PRC entities	[1]	(6,360)	(6,808)
Income tax expense		$ 1,673	$ 191
Effective income tax rate		5.41%	0.72%

[1]	The Company's subsidiary Horgos, Horgos Glory Prosperity and Horgos Technology are subject to a favorable tax rate of 0%. Beijing Leshare was recognized as a high-tech enterprise and received a preferential income tax rate of 15%. For the years ended December 31, 2019 and 2020, the tax saving as the result of the favorable tax rate amounted to $6,808 and $6,360, respectively, and per share effect of the favorable tax rate were $0.17 and $0.12.